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                                                                   EXHIBIT 10.33



                                FOURTH AMENDMENT
                               OF ESI PENSION PLAN


         This Fourth Amendment of ESI Pension Plan (the "Plan") is adopted by ITT Educational Services, Inc. (the "Employer").

                                   BACKGROUND

         A.       The Employer originally established the Plan effective June 9,
1998.

         B.       The Plan has been amended by a First, Second, and Third
Amendment.

         C.       The Employer now wishes to amend the Plan further.

                                    AMENDMENT

         1. Effective December 31, 2002, the definition of "Actuarial Equivalent" at Section 2.01 is amended to read as follows:

                  "Actuarial Equivalent" means, with respect to a benefit, another benefit that has the same actuarially-determined valued. The determination of an Actuarial Equivalent will be computed using the mortality table as prescribed from time-to-time by the Secretary pursuant to Code subclause 417(e)(3)(A)(ii)(I), and an interest rate equal to an Applicable Percentage for that Plan Year. For purposes of distributions with Annuity Starting Dates on or after December 31, 2002, and, notwithstanding any other Plan provisions to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under Code subparagraphs 415(b)(2)(B), (C) or (D) as set forth in Section 11.02 of the Plan and the applicable mortality table used for purposes of satisfying the requirements of Code subsection 417(e) as set forth in Section 7.05 of the Plan is the table prescribed in Revenue Ruling 2001-62.


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         This Fourth Amendment of ESI Pension Plan is executed this 13 day of
December, 2002.


                                  ITT EDUCATIONAL SERVICES, INC.

                                  By:         /s/ Joseph B. Rainier
                                         ---------------------------------------
                                         (Signature)

                                              Joseph B. Rainier
                                         ---------------------------------------
                                         (Printed)

                                              VP Dir. HR
                                         ---------------------------------------
                                         (Title)
ATTEST:

    /s/ Jenny Yonce
---------------------------
(Signature)

    Jenny Yonce
---------------------------
(Printed)

    MGR, Benefits & HRIS
---------------------------
(Title)


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